EXHIBIT 10.8

Enclosure D to
T-7400-930145



                       CHANGE ORDER NO. 1
                               TO
                   PURCHASE AGREEMENT NO. 1670
                             BETWEEN
                       THE BOEING COMPANY
                               AND
                     UNITED AIR LINES, INC.



Purchase Agreement No. 1670 between The Boeing Company and United
Air Lines, Inc. is hereby amended in accordance with Article 7.3 as follows:

I.   CHANGES TO DETAIL SPECIFICATION D6-35273UAL

The effects of the changes listed below are hereby incorporated into Detail Specification D6-35273UAL under Revision "All dated
August 15, 1993.


A.  MASTER CHANGES

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

B. MISCELLANEOUS CHANGES

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


II. CUMULATIVE EFFECT ON AIRCRAFT WEIGHT

The cumulative effects of the foregoing changes on the Model 747-422 airplane weight as reflected in Detail
Specification Paragraph 3-60-00 are:

      Aircraft                  MEW               OEW

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


III.  EFFECT ON PURCHASE AGREEMENT NO. 1670

Delivery Schedule: None.

Price of Aircraft:  The basic price of each aircraft as
                    set forth in Article 3.1 of Purchase
                    Agreement No. 1670 shall be increased
                    as shown below.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


       Signed as of the day and year first above written.

THE BOEING COMPANY                   UNITED AIR LINES, INC.



By:  /s/ R.C. Nelson                 By:  /s/ D.A. Hacker

Title:  Attorney-in-fact             Title:  Senior Vice President
                                             and Chief Financial Officer


Enclosure:   One advance copy of Detail Specification
             D6-35273UAL, Revision A, dated August 15, 1995.